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                                                                   EXHIBIT 10.23



  AMENDMENT NO. 1, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                  This AMENDMENT NO. 1, WAIVER AND CONSENT dated as of October __, 2005 (this "Amendment No. 1"), among HLI OPERATING COMPANY, INC., a Delaware corporation (the "Borrower"), HAYES LEMMERZ INTERNATIONAL, INC., a Delaware corporation ("Holdings"), and CITICORP NORTH AMERICA, INC. ("CNAI"), as Administrative Agent on behalf of each Lender executing a Lender Consent (as defined below) amends certain provisions of the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, CNAI, as Agent for the First Lien Lenders (as defined therein), CNAI, as Agent for the Term C Lenders (as defined therein), CNAI, as Collateral Agent for the Secured Parties, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent, and CITIGROUP GLOBAL MARKETS INC. and LEHMAN BROTHERS INC., as Joint Book-Running Lead Managers and Joint Lead Arrangers.

                                   WITNESSETH:

                  WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement;

                  WHEREAS, the Borrower and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;

                  WHEREAS, the Borrower desires that certain of its Subsidiaries enter into the transactions described on Annex A hereto (collectively, the "Specified Transactions") and has requested that the Administrative Agent and the Requisite Lenders consent to the Specified Transactions;

                  WHEREAS, pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein;

                  WHEREAS, the Lenders party to the Lenders' Consent (constituting the Requisite Lenders) and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to (a) consent to the Specified Transactions and (b) amend the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the above premises, the Borrower and the Administrative Agent, at the direction of the Lenders constituting the Requisite Lenders, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1 Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

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                                   ARTICLE II
                               CONSENT AND WAIVER

                  Section 2.1 Effective as of the Amendment Effective Date and subject the satisfaction (or due waiver) of the conditions set forth in Article VI (Conditions Precedent to the Effectiveness of this Amendment No. 1) hereof, the Lenders party to the Lenders' Consent, constituting the Requisite Lenders, and the Administrative Agent hereby consent to the Specified Transactions described on Annex A and agree that the Specified Transactions shall not constitute "Investments" or "Asset Sales" for purposes of the limitations in Sections 8.3 (Investments) and 8.4 (Sale of Assets) of the Credit Agreement.

                                  ARTICLE III
                             AMENDMENT TO ARTICLE II
                                 (DEFINED TERMS)

                  Section 3.1 New Definitions. The following defined terms shall be inserted in the correct alphabetical order in Section 1.1 (Defined Terms):


                           "Foreign Receivables Purchase Program" means, with
                  respect to any Foreign Subsidiary, an agreement or other arrangement or program providing for the sale on a non-recourse basis (other than Guaranty Obligations permitted under Section 8.1(c)(ii) (Indebtedness)) of Receivables Assets in exchange for the advance of funds to such Foreign Subsidiary and/or one or more of its Subsidiaries pursuant to documentation (including customary performance guaranties) reasonably acceptable to the First Lien Agent (including, without limitation, an intercreditor agreement); provided, however, that, with respect to the German Foreign Receivables Purchase Program, recourse by MHB Financial Services GmbH & Co. KG, Eschborn to Hayes Lemmerz Werke GmbH shall be permitted in an aggregate amount not to exceed 5% of the amount of Receivables Assets sold pursuant to the German Foreign Receivables Purchase Program.

                           "German Foreign Receivables Purchase Program" means
                  the revolving Foreign Receivables Purchase Program in an amount not to exceed SUM20,000,000 at any one time, pursuant to which Hayes Lemmerz Werke GmbH shall sell and assign certain Receivables Assets to MHB Financial Services GmbH & Co. KG, Eschborn.

                  Section 3.2 The following defined terms listed in Section 1.1 (Defined Terms) of the Credit Agreement are amended as follows:

                           Indebtedness. The definition of "Indebtedness" shall
                  be amended by (a) inserting the words "or a Foreign Receivables Purchase Program" at the end of the parentheticals in the second and fourth lines thereof and (b) inserting the words "or Foreign Receivables Purchase Program" after the words "conveyed in accordance with any Securitization Program" in the twenty-fourth line thereof.


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                                   ARTICLE IV
                            AMENDMENT TO ARTICLE VIII
                              (NEGATIVE COVENANTS)

                  Section 4.1 Indebtedness.

                  (a) Section 8.1 (Indebtedness) of the Credit Agreement shall be amended by replacing clause (c) thereof in its entirety as follows:

                           "(c) Guaranty Obligations incurred by the Borrower,
                  any Guarantor or any Foreign Subsidiary in respect of (i) with respect to the Borrower or any Guarantor, Indebtedness of the Borrower or any Guarantor that is permitted by this Section
                  8.1 and (ii) with respect to any Foreign Subsidiary, Indebtedness permitted by Section 8.1(o)(i)(B) to the extent that the applicable Administrative Agent has consented (in its sole discretion, exercised reasonably) to such incurrence; provided, however, that the aggregate outstanding amount of all such Guaranty Obligations incurred by the Foreign Subsidiaries, with respect to Foreign Receivables Purchase Programs, shall not exceed $10,000,000; and, provided, further, that the Guaranty Obligations permitted under clause
                  (ii) above may not be in respect of Indebtedness owed to the Administrative Agent or any of its Affiliates."

                  (b) Section 8.1 (Indebtedness) of the Credit Agreement shall be amended by replacing clause (o) thereof in its entirety as follows:

                           "Indebtedness (i) arising under any Securitization
                  Program or Foreign Receivables Purchase Program; provided, however, that (A) the aggregate outstanding amount of all such Indebtedness (not including any amount described in clause
                  (iii) of this Section 8.1(o)) shall not exceed $100,000,000 (regardless of the amount of accounts receivable sold, securitized or collateralized thereunder) and (B) with respect to any Foreign Receivables Purchase Program, the aggregate amount of all such Indebtedness shall not exceed $50,000,000 (regardless of the amount of accounts receivable sold or collateralized thereunder), (ii) arising from intercompany loans from the Borrower or any of its Subsidiaries that sells Receivables Assets to a Securitization SPV and (iii) consisting of renewals, extensions, refinancings, replacements and refundings of Indebtedness permitted by this Section 8.1(o); provided, however, that any such renewal, extension, refinancing, replacement or refunding is on market terms and is in an aggregate outstanding principal amount not to exceed the amount set forth in the preceding clause (i) of this
                  Section 8.1(o); or"

                  Section 4.2 Liens, Etc,

                  Section 8.2 (Liens, Etc.) of the Credit Agreement shall be amended by replacing clause (j) thereof in its entirety as follows:

                           "(j) Liens arising pursuant to, or assignments in
                  connection with, any Securitization Program or Foreign Receivables Purchase Program solely with respect to Receivables Assets securitized or sold, as the case may be, thereunder."


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                  Section 4.3 Sale of Assets

                  Section 8.4 (Sale of Assets) of the Credit Agreement shall be amended by inserting the words "or Foreign Receivables Purchase Program" after the words "pursuant to a Securitization Program" in the second line of clause
(j) thereof.

                  Section 4.4 Prepayment and Cancellation of Indebtedness

                  (a) Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement shall be amended by inserting the words "or a Foreign Receivables Purchase Program" after the words "Indebtedness incurred pursuant to a Securitization Program" in the sixteenth and nineteenth lines of clause (b) thereof.

                  (b) Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement shall be amended by inserting the words "or Foreign Receivables Purchase Program" after the words "any Securitization Program" in the second line of clause (c) thereof.

                  Section 4.5 Limitations on Restrictions on Subsidiary Distributions; No New Negative Pledges.

                  Section 8.10 (Limitations on Restrictions on Subsidiary Distributions; No New Negative Pledges) of the Credit Agreement shall be amended by inserting the words "or Foreign Receivables Purchase Program" after the words "in connection with a permitted Securitization Program" in the second line thereof.

                                   ARTICLE V
                             AMENDMENT TO ARTICLE IX
                               (EVENTS OF DEFAULT)

                  Section 5.1 Events of Default.

                  Section 9.1 (Events of Default) of the Credit Agreement shall be amended by inserting the words "or Foreign Receivables Purchase Program" after the words "in connection with any Securitization Program" in the second line of clause (n) thereof.

                                   ARTICLE VI
                    CONDITIONS PRECEDENT TO THE EFFECTIVENESS
                            OF THIS AMENDMENT NO. 1.

                  Section 6.1 Effectiveness. This Amendment No. 1 shall become effective, on the date each of the following conditions precedent is satisfied or duly waived by the Requisite Lenders (the "Amendment Effective Date"):

                  (a) Documentation. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

                           (i) this Amendment No. 1 executed by the Borrower and Holdings;


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                           (ii) the Consent and Agreement in the form attached
        hereto as Exhibit A, executed by each of the Guarantors;

                           (iii) Acknowledgment and Consents, in the form set forth hereto as Exhibit B (each, a "Lender Consent"), executed by the Lenders constituting the Requisite Lenders; and

                           (iv) such additional documentation as the Administrative Agent may reasonably require.

                  (b)      Fees and Expenses. The Borrower shall have paid:

                           (i) unless otherwise agreed by the Administrative Agent, all outstanding fees, costs and expenses owing to the Administrative Agent, including the reasonable fees, expenses and disbursements of all legal counsel for the Administrative Agent; and

                           (ii) the legal fees set forth on Annex B hereto.

                                  ARTICLE VII
                                  MISCELLANEOUS

                  Section 7.1 Subsidiary Guarantors. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof the Consent and Agreement in the form attached hereto as Exhibit A sets forth the true and correct name of each Subsidiary Guarantor.

                  Section 7.2 Reference to and Effect on the Loan Documents.

                  (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 1 and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified as necessary to reflect the changes made in this Amendment No. 1 as of the Amendment Effective Date.

                  (b) Except as specifically amended or waived above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and all obligations and liabilities of the Loan Parties thereunder shall remain in full force and effect and each of which is hereby reaffirmed.

                  (c) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender, any Issuer, or the Administrative Agent under the Credit Agreement or any Loan Document nor constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document.

                  (d)      This Amendment No. 1 is a Loan Document.

                  Section 7.3 Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and


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delivery of this Amendment No. 1, and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP and other counsel for the Administrative Agent with respect thereto.

                  Section 7.4 Titles. The Section titles contained in this Amendment No. 1 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  Section 7.5 Execution in Counterparts. This Amendment No. 1 may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

                  Section 7.6 Notices. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

                  Section 7.7 Severability. If any term or provision set forth in this Amendment No. 1 shall be invalid or unenforceable, the remainder of this Amendment No. 1, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

                  Section 7.8 Successors. The terms of this Amendment No. 1 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

                  Section 7.9 Governing Law. This Amendment No. 1 shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed on the date set forth above.

                           HLI Operating Company Inc.,
                           as Borrower


                           By: /s/ Gary Findling
                               --------------------------------------------
                               Name: Gary Findling
                               Title: Treasurer

                           Hayes Lemmerz International, Inc.,
                           as Holdings


                           By: /s/ Gary Findling
                               --------------------------------------------
                               Name: Gary Findling
                               Title: Treasurer

                           CITICORP NORTH AMERICA INC.,
                           as Administrative Agent


                           By:
                               Name:
                               Title:
                               --------------------------------------------